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                                                                    EXHIBIT 10.6
                             BGF INDUSTRIES, INC.

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PURCHASE                                                           THIS ORDER NUMBER MUST
                                                                                     ----
 ORDER                                                             APPEAR ON ALL PACKAGES
                                                                   BILLS OF LADING, INVOICES
                                                                   AND ALL CORRESPONDENCE
VENDOR:                                            0005058
K&C BROKERAGE
P.O. BOX 2171
LYNCHBURG                                                     NO    01025512
VA 24501
                                         ----------------------------------------------------------
                                         DATE                      ORDER TO BE RECEIVED BY
SHIP TO:                                 11/26/96
                                         ----------------------------------------------------------
BGF INDUSTRIES, INC.                                        *SEND ACKNOWLEDGEMENT TO "SHIP TO"
401 AMHERST AVENUE                                          LOCATION.
ALTAVISTA, VA.  24517-1513
                                                            *SEND INVOICE TO SAME AS "SHIP TO"
                                                            ADDRESS UNLESS SHOWN OTHERWISE BELOW.

                                                            ---------------------------------------
ROUTING (As shown unless UPS or PP is applicable                       Alta Vista Warehouse Lease
                                                                No written lease - month to month

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                                                                                            BIN NO.    PROJECT NO.
QUANTITY    U/M      PART NO.         DESCRIPTION        TAX    UNIT PRICE      TERMS
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
           MO      RENTAL         OF 24000 SQ.          N          1,000.00  NET 30,D           99999      57-0300
                                  FT. OF WAREHOUSE
                                  SPACE


                                      ***** END OF ORDER *****


                                                        N= NO TAX APPLICABLE
                                                        T = TAXABLE


                                  $6000/month


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
All materials received must be manufactured in accordance with the             AUTHORIZED SIGNATURE
 requirements of paragraph 3.5 of MIL-I-24244 latest revision and has not
 come in contact with mercury or any of its compounds during the               /s/ S.E. Saunders
 manufacturing process.
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Seller, by the acceptance, execution or performance of this order, expressly certifies that it has read, is familiar with, and agrees to the terms and conditions set forth above and that it understands that these terms and conditions may not be waived or modified without the express written consent of the Buyer.